As filed with the Securities and Exchange Commission on January 29, 2009

Securities Act File No. 333-153857
Investment Company File No. 811-22238

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 1	☒

Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 1	☒

(Check appropriate box or boxes)

X Exchange-Traded Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

420 Lexington Avenue,

Suite 2550

New York, New York  10170
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 986-7900

David W. Jaffin
X Exchange-Traded Funds, Inc.

420 Lexington Avenue, Suite 2550
New York, New York  10170
(Name and Address of Agent for Service)

Copy to: Michael R. Rosella, Esq.
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant declares that an indefinite amount of its shares of beneficial interest is being registered by this Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

XShares/CRB-Research Global Energy Efficiency Exchange-Traded Fund

a Series of

X EXCHANGE-TRADED FUNDS, INC.

PRELIMINARY PROSPECTUS – SUBJECT TO COMPLETION

DATED                               , 2009

PROSPECTUS

This Prospectus provides important information you need to make an informed decision about whether to invest in the XShares/CRB-Research Global Energy Efficiency Exchange-Traded Fund (the “Global Energy Efficiency Fund,” or the “Fund”), a series of X Exchange-Traded Funds, Inc. (the “Company”).  The Company is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that offers multiple series of underlying fund portfolios.  In addition to the Fund, the Company may also offer other funds through separate prospectuses.  This Prospectus relates solely to the Fund.

The Fund offers shares, known as Energy Shares that are listed on NYSE Arca, Inc. (“NYSE Arca”).  Energy Shares are not individually redeemable by the Fund but trade on NYSE Arca in individual share lots.  Market prices for the Energy Shares may be different from their net asset value (“NAV”).  The Fund will issue and redeem Energy Shares only in large blocks consisting of 50,000 shares (“Creation Units”).  Creation Units are issued and redeemed principally in-kind for securities in a specified index.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Company and the Fund are part of the XShares Advisors family of exchange-traded funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Information contained in this Prospectus is subject to completion or amendment. A registration statement for the Company with respect to this Fund has been filed with the U.S. Securities and Exchange Commission (the “SEC”) but has not yet become effective.  Shares of the Fund may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective.  This communication shall not constitute an offer to sell, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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The XShares/CRB-Research Global Energy Efficiency Exchange-Traded Fund

Trading Symbol:	[KWH]

CUSIP Number:	[98371N 203]
Underlying Index (Symbol):	[CRB Research – Global Energy Efficiency Index (KWHX)]

Inception Date:	[ ]

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the CRB Research – Global Energy Efficiency Index.  The Fund’s investment objective is not fundamental, and may be changed without shareholder approval.  Shareholders will be given 60 days’ prior written notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs a “passive management” investment strategy designed to track the performance, before fees and expenses, of the CRB Research – Global Energy Efficiency Index (the “Underlying Index”).  The Underlying Index tracks the performance of companies that are involved in the development of products and/or services driven by the demand for energy efficiency.  The Fund is an index fund and does not seek to outperform any particular market sector.

As its primary strategy, the Fund seeks to replicate the Underlying Index by investing, under normal circumstances, at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index.  The securities comprising the Underlying Index include equity securities of U.S. and international companies, and American Depositary Receipts (“ADRs”) based on equity securities of international companies. The Fund will provide shareholders with at least 60 days’ written notice of any change in these policies.  As an index fund, the Fund will not assume temporary defensive positions when markets decline or appear overvalued. The Fund may also invest up to 10% of its assets in futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act).

The Fund may also sample, rather than replicate, the Underlying Index by holding equity securities that derive a significant portion of their revenue from the products and services they provide to satisfy the demand for energy efficiency.  If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index, or in ADRs based on equity securities of international companies in the Underlying Index. See “Additional Information About The Fund, Its Principal Strategy and Related Risks” for more information about the use of a sampling strategy.

Energy Efficiency Companies - The Underlying Index is designed to identify and track the performance of “Energy Efficiency Companies”.  Energy Efficiency Companies are defined as companies that derive more than 50% of their annual sales revenue from products and/or services driven by the demand for energy efficiency or that produce net energy efficiency gains for customers. Energy Efficiency Companies are distinguished from what are commonly referred to as “clean energy companies”. “Clean energy companies” are typically thought to be companies that focus on the development and/or utilization of renewable energy sources, such as solar or wind power generation companies or energy sources that minimize the production of carbon emissions, such as nuclear power.  Energy Efficiency Companies by contrast focus on the development of technologies that allow for the more efficient use of energy, whatever its source. The goal of energy efficiency is to reduce the consumption of energy and reduce the costs of energy for end-users.

Energy Efficiency Companies focus on the development of technologies for the more efficient use of energy both at the power generation level and at the end consumer level. For example, at the power generation level, energy efficiency companies may be in the business of producing more efficient electrical power grid systems, such as more efficient power generators or transmission and distribution systems that minimize power loss. At the consumer level, Energy Efficiency Companies may be in the business of developing more efficient light bulbs or variable rate electrical meters that allow utilities to provide variable pricing for load peak usage. In each of these examples, the Energy Efficiency Company, unlike the clean energy company, is not focused on the source of energy production, but on the efficiency of energy production. As a result, Energy Efficiency Companies often develop products or provide services to companies, such as coal plants, or petroleum based electrical companies, that are not considered “clean energy” companies. For more information about Energy Efficiency Companies see “Additional Information About The Fund, Its Principal Strategy and Related Risks”.

The CRB Research – Global Energy Efficiency Index. The Underlying Index is a newly created proprietary index developed by CRB Research, LLC (the “Index Creator”). The Underlying Index is a 100% rules-based, passively-managed index designed to track the pure-play global energy efficiency sector.  The Underlying Index is a “total return” index, meaning dividends are included in the index value calculation.

The Index Creator has divided the energy efficiency universe into five sub components: grid/utility, buildings, lighting, equipment/industrial and transportation. Each of these sub components are discussed in more detail below under “Additional Information About The Fund, Its Principal Strategy and Related Risks”.  The Underlying Index is an equal-weighted index and may contain stocks from any of these sub components.   The Underlying Index is comprised of approximately 35-40 stocks. To be included in the Underlying Index a company must have a market capitalization of at least $250 million and a minimum 3-month average daily trading value of at least $2 million.

The Index Creator conducts an index review with reconstitution and rebalancing twice each year on the third Friday of March and the third Friday of December.  Companies that have recently completed an IPO can be considered for inclusion in the index after it has been trading for at least three months.  A stock can be removed from the index at the time of the event if it is delisted from an exchange, files for bankruptcy, or becomes illiquid, among other reasons.  If a stock is removed from the index, it is not replaced with a new stock.

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The Underlying Index will contain stocks of non –U.S. issuers.  While the Underlying Index is currently comprised of approximately 60% U.S. stocks and 40% foreign stocks, there is no restriction of the level of representation of foreign stock in the Underlying Index. In order to be included in the Underlying Index, a company must trade on a major stock exchange in at least one of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Sweden, Switzerland, United Kingdom or the United States.  While the company’s stock must be listed on a major exchange in one of the above countries, the company’s headquarters or operations may be located anywhere in the world without restriction.  The Fund will invest a significant amount of the Fund’s assets in the stocks of non-U.S. issuers and will always be invested in at least 3 countries.  The Fund’s policy for determining whether a particular issuer is a non-U.S. issuer is by its principal stock exchange.

The market capitalization of the stocks contained in the Underlying Index typically ranges from $250 million up to more than $100 billion, and therefore includes without restriction what are commonly referred to as small-cap, mid-cap and large-cap stocks.  Currently, the median market cap of the stocks contained in the Underlying Index is approximately $2.0 billion.

PRINCIPAL RISKS

The Fund is subject to certain risks.  Certain of these risks are described below.  For a more detailed discussion of some of these risks, see “Additional Information About the Fund, Its Principal Strategies and Related Risks” below.

•                  The Fund concentrates its investments in Energy Efficiency Companies and is therefore subject to concentration risk.  Investing a substantial portion (more than 25%) of the Fund’s assets in a single sector may have greater risks because companies in that sector share common characteristics and may react similarly to market developments. For example, companies in the energy efficiency sector are subject to the inherent risks faced by most global companies, including general economic conditions, obsolescence of technology, competition from new market entrants or larger established players, changes in government regulations and taxes, and falling prices and profits, among others.  In addition, companies in the energy efficiency sector can be negatively affected if insufficient demand emerges for energy efficiency solutions, if there is any government roll-back or expiration of subsidies and/or mandates for energy efficiency, if the current global push for curbs on greenhouse gas emissions slows, or if electricity or fossil fuel prices decline and reduce the economic incentives for energy efficiency, among others.

•                  The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign countries are generally denominated in a foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

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•                  The Fund is subject to index risk, which is the risk that securities in the Underlying Index may under-perform other investments that focus on other markets, segments or sectors.  XShares Advisors LLC (the “Advisor”), the investment advisor to the Fund, does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

•                  The Fund is subject to market price risk, which is the risk associated with the fact that the Energy Shares are listed on NYSE Arca and can be bought and sold in the secondary market at market prices.  Although it is expected that the market price of the Energy Shares typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV differ significantly.  Thus, you may pay more than NAV when buying Energy Shares on the secondary market, and you may receive less than NAV when you sell Energy Shares.

•                  The Fund is subject to new fund risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors (the “Board”) may determine to liquidate the Fund.

•                  The Fund is subject to non-correlation risk, which is the risk that the Fund’s return does not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities to reflect changes in the composition of the Underlying Index.  The Fund may not be fully invested at all times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemption requests.

•                  The Fund is subject to index sampling risk, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

•                  The Fund is subject to secondary market risk.  Although the Energy Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.  Trading of the Energy Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the Energy Shares are delisted from NYSE Arca or if the activation of market-wide “circuit breakers” halts stock trading generally.

•                  The Fund is subject to small and mid capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.

•                  The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time.  The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.  Stock markets tend to be volatile, with periods of rising prices and periods

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of falling prices.  The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.

Further information about the Fund and its risks can be found in “Additional Information About the Fund, Its Principal Strategies and Related Risks” in this Prospectus and in the Statement of Additional Information. There is no guarantee that the Fund will meet its investment objective.

PERFORMANCE INFORMATION

The Fund has only recently begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Energy Shares.  Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.  Investors purchasing shares in the secondary market will not pay the Shareholder Fees shown below, but will pay the Operating Expenses and may be subject to costs (including customary brokerage commissions) charged by their broker.  Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies	(1)
Additional Transaction Fee if not settled through the Continuous Net
Settlement system of the National Securities Clearing Corporation	$
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund’s assets)
Management Fee(2):	[ ]	%
12b-1 Distribution Fee(3):	[ ]	%
Other Expenses(4):	[ ]	%
[Acquired Fund Fees and Expenses(5):]	[ ]	%
TOTAL ANNUAL FUND OPERATING EXPENSES:	[ ]	%
Less: Expense Reduction/Reimbursement	([ ]	)%
NET ANNUAL OPERATING EXPENSES(6):	[ ]	%

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(1) An investor purchasing or redeeming Creation Units of the Fund will pay a transaction fee to the Fund.  The minimum Transaction Fee is [$500], although the fee may vary and is expected to be approximately [$7,500] for the Fund.  See “Creation Unit Purchase and Redemption Transaction Fees” below.  In addition, an investor buying or selling shares of the Fund in the secondary market will pay a commission to his broker in an amount established by the broker.  Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.

(2) The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate.  For more information about the unified management fee, see “Investment Advisor” under “Fund Management”.

(3) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to ..25% of average daily net assets may be made by the Fund.  The Board of Directors of the Fund has determined that no such payments will be made for the twelve month period following commencement of operations.

(4) “Other Expenses” are based on estimated amounts for the current fiscal year.

(5) [“Acquired Fund Fees and Expenses (“AFFE”) are estimated and are indirect fees that the Fund incurs from investing in the shares of other investment companies, including money market funds (“Acquired Funds”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Funds. AFFE are reflected in the Acquired Fund’s net asset value.  Please note that the Total Annual Fund Operating Expenses in the table above will not correlate to the Ratio of Expenses to Average Net Assets which will be found within the “Financial Highlights” section of future prospectuses, which reflects the operating expenses of the Fund and does not include AFFE.]

(6) The Advisor has contractually agreed to reduce its fees and/or pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to [    ]% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least [       ].  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the Expense Cap.

The Fund sells and redeems Energy Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.  ENERGY SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE.  The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds.  It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund.  The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same.  This example does not include the brokerage commissions that retail investors will pay to buy and sell Energy Shares.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR		3 YEARS
$	[ ]	$	[ ]

This example should not be considered to represent actual expenses or performance from the past or for the future.  Actual future expenses may be higher or lower than those shown.

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CREATION UNIT PURCHASE AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Energy Shares at NAV and only in Creation Unit blocks of 50,000 shares.  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A minimum Creation Unit transaction fee of [$500] is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired.  The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the National Securities Clearing Corporation (“NSCC”).  There is no maximum transaction fee level.  Based on the current composition of the Underlying Index and the manner in which Creation Unit purchases and redemptions are expected to settle, it is presently expected that the applicable Creation Unit purchase/redemption fee will be [$7,500].  The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately [$1,250,000].  Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of [$1,250,000], a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR		3 YEARS
$	[ ]	$	[ ]

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ADDITIONAL INFORMATION ABOUT THE FUND, ITS PRINCIPAL STRATEGY AND RELATED RISKS

The Company is registered with the United States Securities and Exchange Commission (the “SEC”) under the 1940 Act as an open-end, diversified management investment company.

The following section provides more information about the Fund, the Underlying Index and the principal investment strategies and risks that are common to the Fund.

ADDITIONAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 90% of its assets in the securities of the Underlying Index, or in ADRs based on equity securities of international companies in the Underlying Index. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in these policies.

In addition to the Fund’s principal investment strategy, the Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies.  For example, from time to time, the Fund may engage in securities lending and may invest in investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, determined by the Advisor to be of comparable quality).  The Fund may also hold cash and/or invest a portion of its assets in U.S. Government securities, money market instruments and repurchase agreements collateralized by the foregoing obligations.  These other investments and strategies are described in detail in the Fund’s Statement of Additional Information.

In managing the Fund, the Advisor and Esposito Partners, LLC (the “Sub-Advisor”), the investment sub-advisor to the Fund, seek a correlation of 0.95 or better over time between the Fund’s performance and the performance of the Underlying Index.  A figure of 1.00 would represent perfect correlation.  There is no guarantee that the Advisor and Sub-Advisor will be able to obtain this level of correlation.

Limitations and restrictions on investments in securities that are discussed in this Prospectus whether or not expressed in terms of percentage limitations, are measured at the time of investment, unless specifically indicated otherwise.  Changes in market values, net assets, or other circumstances that cause a percentage limitation to be exceeded will not necessarily require that any security be sold.

THE ENERGY EFFICIENCY SECTOR

The Index Creator believes that the main drivers for energy efficiency in the world today include (1) the need to reduce the world’s dependence on fossil fuels in order to reduce pollution, reduce greenhouse gas emissions, and promote energy independence, (2) the need to curb the huge demand for more energy that is coming from the developing world, (3) the need to curb rising electricity costs for end-users, (4) the need to implement a “smart grid” to improve electricity

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reliability and to reduce power generation and distribution costs, and (5) the need to meet demand for energy efficiency stemming from supportive government policies worldwide.

As defined by the Index Creator, the efficient energy space includes five sub components:

•                  the Efficient Grid, Meters & Controls and Demand Response component – This component of the energy efficiency market focuses on companies involved in the development of products and/or services aimed at increasing electrical generation and transmission efficiency at the power grid level, such as by the installation of newer and more efficient electrical generation and transmission equipment and systems that allow utilities to reduce peak loads and better match electrical supply with demand.

•                  the Building Energy Efficiency, Controls and Retrofit component – This component of the energy efficiency market focuses on companies involved in the development of products and/or services aimed at providing building automation, controls and equipment to reduce energy use. Some examples include the installation of newer more efficient heating and air conditioning systems, use of more efficient lighting fixtures, and insulation.

•                  the Energy Efficient lighting component – This component of the energy efficiency market focuses on companies involved in the development of efficient light solutions, such as modern fluorescent lighting fixtures, compact fluorescent lamps and long lasting light emitting diodes (LEDs) light devices.

•                  the Equipment and Industrial Efficiency component – This component of the energy efficiency market focuses on companies involved in the development of solutions that reduce power usage by a variety of industrial, commercial and residential devices, such as electric motors and fans, AC-DC power supplies, electronic components, hot water heaters, home appliances, computer equipment and office equipment. This component also includes products or services to help factories and production lines to reduce their power requirements and effects to capture waste heat in order to produce electricity, commonly referred to as “co-generation” or “combined heat and power”.

•                  the Transportation Energy Efficiency component – This component of the energy efficiency market focuses on companies involved in the development of products to improve fuel economy in gasoline or diesel driven vehicles or to develop alternative vehicles with increased efficiency such as hybrid-electric, electric and fuel cell vehicles, for example.

MORE INFORMATION ABOUT THE CRB RESEARCH – GLOBAL ENERGY EFFICIENCY INDEX

CRB Research, LLC (“CRB Research”) is the creator of the CRB Research – Global Energy Efficiency Index.  CRB Research is an affiliate, with common ownership, of Barchart.com Inc., which in turn is the owner of Commodity Research Bureau.  CRB Research, LLC is an Illinois corporation with offices at 330 South Wells Street, Suite 612, Chicago, IL 60606.  CRB Research’s methodology is strictly rules-based and is the property of CRB Research, LLC.  CRB Research is not affiliated with, or a promoter of, the Advisor, the Sub-Advisor or the Fund.

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CRB Research acts as “Index Administrator” and is responsible for maintaining the Underlying Index based on these criteria.  Decisions regarding additions to, and removals from, the Underlying Index are made by the Index Administrator, in its sole discretion.  See “Information About the CRB Research – Global Energy Efficiency Index and Index Administrator” in the Statement of Additional Information.  Mergent, Inc. will act as “index calculation agent” (the “Calculation Agent”) in connection with the calculation and dissemination of the Underlying Index.

CRB Research, LLC has licensed the use of the Underlying Index to the Advisor in connection with its use by the Fund.  The Fund reserves the right to substitute a different index for the Underlying Index if the Underlying Index is discontinued, if the licensing arrangements discussed above are discontinued such that the Fund will no longer be able to use the Underlying Index as described herein, or for any other reason determined in good faith by the Fund’s Board of Directors.  If the Fund is no longer able to use the Underlying Index as described herein, the Company will take whatever action is deemed to be in the best interests of the Fund’s shareholders and the shareholders will be provided with advance written notice of such action.

Information about the Underlying Index, including the component securities in the Underlying Index and value of the securities in the Underlying Index are available through Reuters under the symbol KWHX.

The Advisor does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions, or interruptions therein. The Advisor makes no warranty, express or implied, as to the results to be obtained by the Fund, shareholders, or any other person or entity from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profit) arising out of matters relating to the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL RISKS

Concentration Risk. The Fund focuses on investing in the energy efficiency sector.  Concentration of a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various sectors.  If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. Companies in the energy efficiency sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants or larger established players, changes in government regulations and taxes, and general market conditions.  In addition, companies in the energy efficiency sector can be negatively affected if insufficient demand emerges for energy efficiency solutions, if there is any government roll-back or expiration of subsidies and/or mandates for

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energy efficiency, if the current global push for curbs on greenhouse gas emissions slows, or if electricity or fossil fuel prices decline and reduce the economic incentives for energy efficiency, among others.

Currency Risk.  As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments.  Investments in foreign securities denominated in foreign currencies involve additional risks, including (i) the Fund may incur substantial costs in connection with conversions between various currencies and (ii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Derivatives Risk.  The Fund may invest, to a limited extent, in derivatives.  Derivatives may involve risks different from, and possibly greater than, those of traditional investments.  To track the Underlying Index as closely as possible, the Fund attempts to remain fully invested in stocks.  The Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.  Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index).  Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.  Losses (or gains) involving futures can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund.  Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).  The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Expropriation Risk.  Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security.  There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Foreign Security Risk.  Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments.  Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies or governments may not be subject to uniform accounting, auditing and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments.  Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.  Some foreign governments levy

11

withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Index Risk.  The Fund employs a “passive management” or indexing investment approach.  The Fund attempts to track the investment performance of the Underlying Index.   Because the Fund is a passively managed index fund, the Advisor does not attempt to analyze individual companies or to quantify, manage or control the risks associated with investing in individual companies or in a portfolio that replicates the Underlying Index.  Therefore, the Advisor will not typically sell a stock from the Fund’s portfolio just because the stock’s issuer was in financial trouble or because the stock was performing poorly, as long as the stock remains in the Underlying Index. Tax ramifications are not considered in the management of the Fund.

Index Sampling Risk.  From time to time, regulatory constraints or other considerations may prevent the Fund from replicating precisely the Underlying Index.  This may occur for a number of reasons.  For example, the Fund is taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and the Code imposes certain percentage limitations applicable to investments by regulated investment companies.  To the extent a strict application of the replication methodology would result in a violation of the Code, the Fund would be prevented from replicating the Underlying Index.  Similarly, other regulatory constraints, such as limitations on the ability of the Fund to invest more than a certain percentage in illiquid securities, may also prevent the Fund from precisely replicating the Underlying Index.  In addition, in certain circumstances, it may not be possible or practical to replicate a particular investment in the Underlying Index, such as in cases where the Fund is looking to purchase an international security is not available in the desired share lot size.  In these circumstances, the Fund will employ a strategy known as “sampling” whereby the Fund will invest a portion of the portfolio in securities that, in the aggregate, are deemed by the Advisor to approximate the Underlying Index in terms of key characteristics.  The Advisor will not use a sampling strategy in an attempt to manage the portfolio.  To the extent the Fund employs a sampling strategy, it is subject to index sampling risk, which is the risk that the securities selected by the Advisor pursuant to this strategy may not, in fact, provide investment performance that closely tracks the Underlying Index.

Market Price Risk.  The market price of Energy Shares may differ from the Fund’s NAV.   Energy Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices.  Although it is expected that the market price of Energy Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly.  Thus, you may pay more than NAV when buying Energy Shares on the secondary market, and you may receive less than NAV when you sell those Energy Shares.

The market price of Energy Shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange specialist and other market-makers that cover the particular security.  While the Fund cannot predict, and does not control, whether or when Energy Shares will trade at a premium or a discount to NAV, it is likely that in times of severe market disruption, the bid-asked spread will increase significantly and Energy Shares would most likely be traded at a discount to NAV.  In addition, any discount is likely to be greatest when the price of Energy Shares is falling fastest—and this may be the time that you most want

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to sell your Energy Shares.  The Fund’s website at www.[      ].com will show the prior day’s closing NAV and closing market price for Energy Shares.  In addition, the Fund’s website will contain the following information, on a per share basis, for Energy Shares:  (a) the prior business day’s NAV and the Bid/Ask Price and a calculation of the premium or discount of the Bid/Ask Price at the time of calculation of the NAV against such NAV; and (b) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters.   In addition, the Fund’s website contains information regarding the premiums and discounts at which Energy Shares have traded.

New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors (the “Board”) may determine to liquidate the Fund.

Non-Correlation Risk.  The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities to reflect changes in the composition of the Underlying Index.  The Fund may not be fully invested at all times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemption requests.

Secondary Market Risk.  An active secondary market for Energy Shares may not exist.  Although Energy Shares are listed on NYSE Arca, it is possible that an active trading market may not be maintained.  In addition, trading in Energy Shares on NYSE Arca will be halted whenever trading in equity securities generally is halted by the activation of market-wide “circuit breakers,” which are tied to large decreases in the Dow Jones Industrial Average.  Trading of Energy Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange, or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.  If trading is halted, eligible investors (see below) will still be able to purchase Creation Units of the Fund directly and redeem such units with the Fund.  If Energy Shares are delisted from NYSE Arca, the Company will consider what appropriate action to take, which may include, among other things, seeking to list Energy Shares on another major U.S. securities exchange, converting the Fund to a traditional mutual fund, or redeeming the Energy Shares at NAV.

Small and Mid Capitalization Risk.  The Fund invests across large-, mid-, and small-capitalization stocks.  The weightings of these subsectors depend on the composition of the Underlying Index.  The Advisor makes no effort to manage the capitalization exposure of the Fund’s portfolio.  From time to time, depending on the construction of the Underlying Index, a Fund may invest a substantial portfolio of its assets in small- and medium-size companies.  Such investments entail greater risk than investments in larger, more established companies.  Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result of these risks and uncertainties the returns from these small- and medium-size stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.

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Stock Market Risk.  The Fund is subject to stock market risk, which is the chance that stock prices overall will decline.  Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.  Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks.  In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  These market conditions add significantly to the risk of short term volatility of the Fund.

SHARES OF THE FUND ARE NOT INDIVIDUALLY REDEEMABLE.  They can be redeemed with the Fund directly at NAV only in large lots known as Creation Units.  You would incur brokerage costs in purchasing enough shares of the Fund to constitute a Creation Unit.

HOW ARE THE ENERGY SHARES DIFFERENT FROM TRADITIONAL MUTUAL FUND SHARES?

Traditional mutual fund shares are issued by, and redeemed from, a fund at any time for cash at the shares’ net asset value (NAV).  NAV is typically calculated only once a day and reflects a fund’s total assets, less its liabilities, divided by the number of shares it has outstanding.  In determining the value of its assets, a traditional mutual fund typically values its underlying securities as of the close of trading on the New York Stock Exchange.  As a result, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at that fund’s NAV determined as of the close of trading of the New York Stock Exchange.  Traditional mutual fund shares may be purchased from the fund directly by the shareholder or through a financial intermediary.

In contrast, Energy Shares cannot be purchased from, or redeemed by, the Fund except by or through a Participating Organization (defined below) and in amounts sufficient to constitute a Creation Unit. Creation Units are issued and redeemed principally in-kind basket for securities included in the Underlying Index.  An organized secondary market is expected to exist for the Energy Shares, unlike traditional mutual fund shares, because Energy Shares are listed for trading on NYSE Arca.  As a result, investors can purchase and sell Energy Shares on the secondary market through a broker.  Secondary market transactions do not take place at NAV but at market prices that change throughout the day, based on the supply of, and demand for, Energy Shares.  Shareholders will also incur typical brokerage and transaction costs when buying or selling Energy Shares on the secondary market.

Although the market price of Energy Shares is expected to typically approximate its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you purchase or sell your Energy Shares on the secondary market.  Also, it is possible that an active trading market may not be maintained.

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BUYING AND SELLING FUND SHARES

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Shares can be bought or sold throughout the trading day like shares of any publicly traded security.  To buy or sell Energy Shares you must have a brokerage account.  When buying or selling shares through a broker, you will incur customary brokerage commissions and charges.  The price at which you buy or sell Fund shares (i.e., the market price) may be more or less than the NAV of the shares.  Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Fund shares you must buy.

Energy Shares are listed on NYSE Arca.  NYSE Arca is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

BUYING SHARES DIRECTLY FROM THE FUND

You can purchase Energy Shares directly from the Fund only in Creation Units or multiples thereof and only in blocks of 50,000 shares.  The number of shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares.  The Fund will not issue fractional Creation Units.  Creation Units may be purchased only in exchange for a basket of securities – known as the In-Kind Creation Basket and cash equal to the Cash Component, as discussed further below.  The Fund reserves the right to reject any purchase request at any time, for any reason, and without notice.  The Fund can stop selling shares or postpone payment of redemption proceeds at times when NYSE Arca is closed or under any emergency circumstances as determined by the SEC.

To purchase Energy Shares directly from the Fund, you must be a Participating Organization or you must purchase through a broker that is a Participating Organization.  A Participating Organization is a participant of the Continuous Net Settlement System of the NSCC or the Depository Trust Company (“DTC”) that has executed a Participant Agreement with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”).  The Distributor will provide a list of Participating Organizations upon request.  Because Creation Units can be purchased or redeemed only in exchange for a basket of securities and cash likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem Energy Shares directly with the Fund.  Thus, certain information in this Prospectus (e.g., information about purchasing and redeeming Energy Shares directly from the Fund and references to transaction fees imposed on purchases and redemptions of Creation Units) is not relevant to most retail investors.  These arrangements are designed to protect shareholders of the Fund from the potentially adverse effects that may be caused by the need to make frequent purchases and sales of portfolio securities as a result of cash inflows and outflows, as experienced in a traditional mutual fund.  For example, in a traditional mutual fund, redemptions can result in adverse tax consequences on non-redeeming taxable shareholders because the mutual fund must sell portfolio securities to raise cash to pay redemptions.  These sales may generate taxable capital gains which are then distributed to all shareholders, including non-redeeming shareholders.  In

15

contrast, the in-kind redemption mechanism of the Fund will enable the Fund to minimize the need to sell portfolio securities to meet redemption requests and, as a result, redemptions from the Fund will generally not have any tax impact on the non-redeeming shareholders.  EXCEPT WHEN AGGREGATED IN CREATION UNITS, ENERGY SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUND.

•                                          In-Kind Creation Basket.  On each business day, prior to the opening of trading on NYSE Arca, the Fund’s Advisor will post on the NSCC bulletin board the In-Kind Creation Basket for the Fund for that day.  The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to the Fund for each Creation Unit purchased.  The Fund reserves the right to accept a nonconforming creation basket.

•                                          Cash Component.  In addition to the in-kind deposit of securities, an investor will either pay to, or receive from, the Fund an amount of cash (the “Balancing Amount”) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket.  The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.  The Advisor will publish, on a daily basis, information about the previous day’s Balancing Amount.  An investor also must pay a transaction fee, described below, in cash.  The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

•                                          Placement of Purchase Orders.  All purchase orders must be placed through a Participating Organization.  Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC.  Participating Organizations that do not use the NSCC’s enhanced clearing process will be charged a higher transaction fee (discussed below).  A purchase order must be received by the Fund’s Distributor prior to the close of regular trading on NYSE Arca (generally 4:00 p.m., Eastern Time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

•                                          Transaction Fee on Purchase of Creation Units.  The Fund imposes a transaction fee on each purchase of Creation Units.  The level of the fee is variable and will depend on the number of securities in the Creation Unit purchase or redemption basket and on whether the transaction is effected through the NSCC’s enhanced clearing process or through the manual DTC clearing process.  For transactions effected through the NSCC enhanced clearing process, the fee is typically $[5] per security with a minimum charge of $[500], increasing in increments of $[500] with no maximum charge.  For transactions effected through the manual DTC closing process, the fee is typically $[15] per security, with a minimum of $[500], increasing in increments of $[500] with no maximum charge.  Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund.  The transaction fee is paid to the Fund, not to the Distributor, the Advisor or a third party.  The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.

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Energy Shares are held in book entry form, which means that no stock certificates are issued.  The DTC, or its nominee, will be the registered owner of all outstanding Energy Shares.  Your beneficial ownership of Energy Shares will be shown on the records of DTC or its participants through which you hold the shares.  Neither the Advisor nor the Distributor will have any record of your ownership.  Therefore, to exercise any right as an owner of Energy Shares, you must rely on the procedures of DTC and its participants.  Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information.  Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund.  You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

REDEEMING SHARES DIRECTLY FROM THE FUND

You may redeem Energy Shares only in Creation Units or multiples thereof.  To redeem Energy Shares directly with the Fund, you must be a Participating Organization or you must redeem through a broker that is a Participating Organization.  Units may be redeemed only in exchange for a basket of securities – known as the In-Kind Redemption Basket and cash equal to the Cash Component, as discussed further below.

•                                          In-Kind Redemption Basket.  Redemption proceeds will be paid in part in-kind with a basket of securities known as the In-Kind Redemption Basket.  In most cases, the In-Kind Redemption basket will be the same as the In-Kind Creation Basket for that same day.  There will be times, however, when the creation and redemption baskets differ.  The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board.  The Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.

•                                          Cash Component.  Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from, or pay to, the Fund a Balancing Amount in cash.  If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.  You must also pay a transaction fee, described below, in cash.  The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

•                                          Placement of Redemption Orders.  As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process.  A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the close of regular trading on NYSE Arca on that date, and if all other procedures set forth in the Participant Agreement are followed.

•                                          Transaction Fee on Redemption of Creation Units.  The Fund imposes a transaction fee on each redemption of Creation Units.  The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section).  As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not

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to the Advisor, the Distributor or a third party.  The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

EXCHANGES

Energy Shares may not be exchanged for shares of another fund within the XShares Advisors family of exchange-traded funds.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded shares), frequent trading of Energy Shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve the Fund directly.  A few institutional investors are authorized to purchase and redeem Energy Shares directly with the Fund.  Because these trades are effected primarily in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades.  Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of Energy Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades.  These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances.  For these reasons, the Board of Directors has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.

PORTFOLIO TURNOVER RATE

The Fund is passively managed to the Underlying Index and may sell securities regardless of how long they have been held in order to replicate the Underlying Index.  In some cases, the Fund’s annual turnover rate may exceed 100%.  A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions.  Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan (the “Rule 12b-1 Plan”) pursuant to which the Fund may pay financial intermediaries a fee of up to .25% of its average daily net assets for distribution and other services provided by that intermediary in accordance with the terms of the Rule 12b-1 Plan. The Board of Directors has determined that no payments will be made by the Fund under the Rule 12b-1 Plan for the twelve-month period following commencement of operations. If such fees are paid in the future, they would increase the costs associated with your investments in the Fund and decrease the Fund’s NAV because these fees are paid by the Fund.  These fees, if paid in the future, would be paid out of the Fund’s assets on an on-going basis, and therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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PORTFOLIO HOLDINGS

The Fund publicly disseminates its full portfolio holdings each day the Fund is open for business through its internet web site at www.[     ].com.  The Fund may terminate or modify this policy at any time without further notice to shareholders.  In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which are delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the open of NYSE Arca via the NSCC.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

FUND MANAGEMENT

INVESTMENT ADVISOR

XShares Advisors LLC serves as investment advisor to the Fund with overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Directors.  Under the Investment Advisory Agreement, the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate. The Advisor will also be responsible for employing any sampling strategy for the Fund.

For the services it provides to the Fund, the Advisor receives a unified management fee based on a percentage of the daily net assets of the Fund.  The management fee is calculated daily and paid monthly in arrears.  Out of the management fee, the Advisor pays, or arranges for the payment of, all fees and expenses of the Sub-Advisor, Transfer Agent, the Administrator and Accounting Agent, and the Custodian (as defined below).  The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Company, fees and expenses of the Disinterested Directors (including legal counsel fees), fees and expenses of the Chief Compliance Officer and expenses associated with the Company’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Company with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.  Pursuant to the Investment Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors to perform any of the services contemplated to be performed by the Advisor under the Investment Advisory Agreement.  The Advisor is responsible for payment of the Sub-Advisory fee, as discussed below.

The Advisor pays all fees and expenses of the Transfer Agent, Administrator and Accounting Agent, and Custodian, incurred by the Fund.  The Advisor has contractually agreed to pay Fund operating expenses (excluding, among other things, Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit the Fund’s Net Annual Operating Expenses for shares of the Fund to [  ]% of the Fund’s average net assets.  The Expense Cap will remain in effect until at least [  ], [2009].  The Advisor is permitted to be

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reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Advisor is located at 420 Lexington Avenue, New York, New York 10170.  The Advisor’s parent company is XShares Group, Inc.  For its services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Advisor a fee equal to [   ]% of the Fund’s average daily net assets.  The fee is accrued daily and paid monthly.

SUB-ADVISOR

Esposito Partners, LLC will act as investment sub-advisor to the Fund and its principal place of business is located at 300 Crescent Court, Suite 650, Dallas, Texas 75201.

Pursuant to the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor will be responsible for the day-to-day management of the Fund, subject to the supervision of the Advisor and the Company’s Board of Directors.  In this regard, the Sub-Advisor will be responsible for implementing the replication strategy for the Fund with regard to its Underlying Index and for general administration, compliance and management services as may be agreed between the Advisor and the Sub-Advisor from time to time.

In accordance with the terms of the Sub-Advisory Agreement, the Advisor will pay Esposito Partners, LLC, out of its own resources, a pre-approved annual percentage rate of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s [annual or semi-annual] report for the period ended [     ].

PORTFOLIO MANAGER

The following individuals from Esposito Partners, LLC (“Esposito” or “Sub-Advisor”) are responsible for the day-to-day management of the Fund; William D. Martin, Wade A. Rogers, Marcus Talbert and Benjamin Deweese.  Each Portfolio Manager has been associated with Esposito for one year.  Prior to joining Esposito, Mr. Martin was employed by UBS Financial Services, Inc. as an Administrative Manager in 2007.  From 2005 to 2006, Mr. Martin was employed as a Compliance Manager at Southwest Securities.  From 2003 to 2005, Mr. Martin was employed as a Sr. Compliance Associate at Stanford Group Company.  Prior to joining Esposito in 2008, Mr. Rogers was an Assistant Operations Manager at UBS Financial Services, Inc. from 2000 to 2008.  Prior to joining Esposito, from 2004 to 2007, Mr. Talbert worked as a portfolio manager with USAA and Broadway Investment Group.  Prior to joining the team, Mr. Deweese was a portfolio manager with Bank of America from 2003 to 2007.

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy,

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researching and reviewing investment strategy, and overseeing members of his portfolio management team with more limited responsibilities.  Each Portfolio Manager is authorized to make investment decisions for all portfolios managed by the team.  Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.  No member of the portfolio management team manages assets outside of the team.

The Statement of Additional Information has more detailed information about the Portfolio managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities of the Fund.

ADMINISTRATION, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon serves as the Administrator to the Fund.  The Administrator’s principal address is 101 Barclay Street, New York, New York 10286.

The Bank of New York Mellon serves as the Custodian to the Fund.  The Custodian’s principal address is 101 Barclay Street, New York, New York 10286.

The Bank of New York Mellon serves as the Transfer Agent to the Fund.  The Transfer Agent’s principal address is 101 Barclay Street, New York, New York 10286.

DISTRIBUTOR

ALPS Distributors, Inc. serves as the distributor of Creation Units for the Fund on an agency basis.  The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The Distributor does not maintain a secondary market in shares of the Fund.

INDEX LICENSE AND DISCLAIMERS

CRB Research – Global Energy Efficiency Index is a trademark of CRB Research and has been licensed to XShares Advisors LLC. An investor cannot invest directly in the Underlying Index. The Advisor and CRB Research have entered into a License Agreement (“License Agreement”) pursuant to which the Advisor has obtained an exclusive worldwide right and license to use the Underlying Index in connection with the Fund.  Pursuant to the terms of the License Agreement, CRB Research also provides a number of administrative and calculation services relating to the Underlying Index. Under the License Agreement, the Advisor is authorized to enter into, and has entered into, a sub-license with the Company relating to the use of the Underlying Index. All licensing fees paid under the License Agreement are paid by the Advisor, not the Fund. The Fund does not pay any fees under the sub-license agreement.

The Underlying Index was created and composed by CRB Research without regard to the Advisor or the Fund.  CRB Research has no obligation to take the needs of the Advisor or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index.  Mergent, Inc. performs the calculations of the Underlying Index.

The Fund is not sponsored, endorsed, sold or promoted by CRB Research.  CRB Research is not responsible for and has not participated in the determination of the timing of, prices at, or

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quantities of the Energy Shares to be issued or in the determination. CRB Research has no obligation or liability in connection with the administration, marketing or trading of the Fund.

CRB RESEARCH, LLC DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.  CRB RESEARCH, LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED PURSUANT TO THE APPLICABLE LICENSE AGREEMENT OR FOR ANY OTHER USE.  CRB RESEARCH, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CRB RESEARCH, LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

The Fund pays out dividends from its net investment income to investors at least annually.  The Fund distributes any net capital gains at least annually.

DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own Energy Shares the DTC book-entry dividend reinvestment service.  If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional shares of the Fund purchased in the secondary market.  Without this service, investors would receive their distributions in cash.  To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.  Brokers may require Fund shareholders to adhere to specific procedures and timetables.  If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund.

TAXES

As with any investment, you should consider how your investment in Energy Shares will be taxed.  The tax information in this Prospectus is provided as general information.  You should consult your own tax professional about the tax consequences of an investment in Energy Shares.

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Unless your investment in Energy Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell your Energy Shares.

TAXES ON DISTRIBUTIONS

Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income.

Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held your Energy Shares.  Under current law, distributions by the Fund that qualify as qualified dividend income are taxable to individuals under federal law at long-term capital gain rates, which are currently 15% (0% for taxpayers in lower-income tax brackets) for taxable years before January 1, 2011.  In order for a distribution by the Fund to be treated as qualified dividend income, (i) the Fund itself must receive qualified dividend income from U.S. corporations, (ii) the Fund must meet holding period and other requirements with respect to its dividend paying stocks, and (iii) you must meet holding period requirements and other requirements with respect to the Energy Shares.  In general, your distributions are subject to federal income tax for the year when they are paid.  Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  To the extent the Fund “passes-through” to you certain foreign incomes taxes (including withholding taxes) paid by the Fund, you will be considered to have received as an additional dividend your share of such foreign taxes.  In such circumstances, you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

If you are a resident or a citizen of the United States, by law, back-up withholding, currently at the rate of 28%, will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if otherwise required by the Internal Revenue Service.

TAXES WHEN SHARES ARE SOLD

Currently, any capital gain or loss realized upon a sale of Energy Shares is generally treated as a long-term gain or loss if the shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Energy Shares held for one year or less is generally treated as a short-

23

term gain or loss, except that any capital loss on the sale of Energy Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  You may also be subject to foreign, state and local taxation on Fund distributions and sales of Energy Shares.  Consult your personal tax adviser about the potential tax consequences of an investment in Energy Shares under all applicable tax laws.

NET ASSET VALUE

The NAV of Energy Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time.  NAV per share is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the results by the number of shares outstanding.

If you buy or sell Energy Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV.  Your transaction will be priced at NAV only if you purchase or redeem your Energy Shares in Creation Unit blocks.

The approximate value of Energy Shares is disseminated every fifteen seconds throughout the trading day by NYSE Arca or by other information providers, such as Reuters.  This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day.  The approximate value generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund.  The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.

When calculating the NAV of Energy Shares, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Common stocks and other equity securities are valued at last sales price that day. Certain short-term debt instruments used to manage the Fund’s cash are valued on the basis of amortized cost.  Securities traded in the over-the-counter market are valued at their latest quoted sale price in such market, or in the case of NASDAQ, at the NASDAQ official closing price.

When reliable market quotations are not readily available, securities are priced at their fair value, which is the price that the Fund might reasonably expect to receive upon its sale.  Fair-value pricing may be used by the Fund in a variety of circumstances, such as, for example, when the trading in a security is halted and does not resume before the Fund’s pricing time or if a security does not trade in the course of a day.

Fair-value prices are determined by the Advisor according to procedures adopted by the Company’s Board of Directors.  Fair value pricing involves subjective judgments and it is

24

possible that the fair value determined for a security is materially different from the value that could be realized upon a sale of that security.

DELIVERY OF FUND DOCUMENTS

HOUSEHOLDING

Householding is an option available to certain investors in the Fund.  Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names.  Householding for the Fund is available through certain broker-dealers.  If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer.  If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

LEGAL CONSIDERATIONS ASSOCIATED WITH THE CONTINUOUS OFFERING

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund.  Because new Energy Shares Creation Unit aggregations may be issued and sold on an ongoing basis, a “distribution” of Energy Shares could be occurring at any time.  Certain activities performed by a broker-dealer could, depending on the circumstances, result in their being deemed a participant in the distribution, in a manner that could render them statutory underwriters and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”).  For example, a broker-dealer or its client could be deemed a statutory underwriter if it purchases Creation Units from the Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if it chooses to couple the creation of a supply of new Energy Shares with an active selling effort involving solicitation of secondary-market demand for these shares.  Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause one to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Energy Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

OTHER INFORMATION

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund.  The acquisition of Fund shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the

25

1940 Act.  Pursuant to an exemptive order issued by the SEC and applicable to the Fund, other registered investment companies, particularly registered investment companies such as mutual funds, are permitted to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Company regarding the terms of the investment

FINANCIAL HIGHLIGHTS

Performance information is not presented for the Fund since it has only recently begun operations.

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X EXCHANGE-TRADED FUNDS, INC.

420 Lexington Avenue

New York, New York 10170

FOR MORE INFORMATION

If you would like more information about X Exchange-Traded Funds, Inc., the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The annual and semi-annual reports will be incorporated by reference into this Prospectus and the SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	1-800-925-2870
Monday through Friday
9:00 a.m. to 5:00 p.m. (Eastern Time)

Write:	X Exchange-Traded Funds, Inc.
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Visit:	[www. .com]

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC.  To find out more about this public service, call the SEC at 1-202-551-8090.  Reports and other information about the Fund is also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0104.

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The Company’s Investment Company Act file number:   811-22238

No person is authorized to give any information or make any representation about the Fund and the Energy Shares that is inconsistent with this prospectus and you should not rely on any other information.

© 2009 XShares Advisors LLC

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XShares/CRB-Research Global Energy Efficiency Exchange-Traded Fund

a Series of

X EXCHANGE-TRADED FUNDS, INC.

Statement of Additional Information

              , 2009

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the Prospectus dated                    , 2009 for the XShares/CRB-Research Global Energy Efficiency Exchange-Traded Fund, a series of X Exchange-Traded Funds, Inc. (the “Company”), as it may be revised from time to time.  Capitalized terms used herein that are not defined have the same meaning ascribed to them as in the Prospectus, unless otherwise noted.  This Statement of Additional Information relates solely to the XShares/CRB-Research Global Energy Efficiency Exchange-Traded Fund.

The audited statements of assets and liabilities and related report of [Eisner LLP], the Company’s independent registered public accounting firm, are included herein.  A copy of the Prospectus may be obtained without charge, by contacting the Company’s Distributor, ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

TABLE OF CONTENTS

I.	GENERAL INFORMATION ABOUT THE COMPANY	3
II.	INVESTMENT POLICIES AND RELATED RISKS	3
III.	FUNDAMENTAL INVESTMENT LIMITATIONS	17
IV.	MANAGEMENT	18
V.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	28
VI.	CODE OF ETHICS	28
VII.	PROXY VOTING POLICIES	28
VIII.	PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	29
IX.	PORTFOLIO TRANSACTIONS	29
X.	SHARE PRICE	30
XI.	INFORMATION ABOUT ENERGY SHARES	30
XII.	CAPITAL STOCK AND OTHER SECURITIES	41
XIII.	DIVIDENDS AND DISTRIBUTIONS	42
XIV.	TAXATION	42
XV.	LICENSE GRANT	44
XVI.	FINANCIAL STATEMENTS	45

I.              GENERAL INFORMATION ABOUT THE COMPANY

X Exchange-Traded Funds, Inc. (the “Company”) was organized as a Maryland corporation on August 8, 2008.  The Company is an investment company that offers multiple series of underlying fund portfolios.  The Company currently offers one series, the XShares/CRB-Research Global Energy Efficiency Exchange-Traded Fund (the “Global Energy Efficiency Fund,” or the “Fund”), which offers one class of shares known as Energy Shares.  The Company may create additional Funds or classes of shares.  There is no limit on the number of full and fractional shares that the Fund may issue.

The Fund is registered with the United States Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Fund offers and issues Energy Shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit,” or, a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in the Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment. Energy Shares have been approved for listing and secondary trading on NYSE Arca, Inc. (“NYSE Arca”), subject to notice of issuance.  Energy Shares will trade on NYSE Arca at market prices that may be below, at, or above NAV.  Energy Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.  Creation Units are aggregations of 50,000 shares.  In the event of the liquidation of the Fund, the Company may lower the number of shares in a Creation Unit.

The Company reserves the right to offer a “cash” option for creations and redemptions of Energy Shares, although it has no current intention of doing so.  Energy Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to [115%] of the market value of the missing Deposit Securities.  See the “Creation and Redemption of Creation Unit Aggregations” section.  In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.  In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

II.            INVESTMENT POLICIES AND RELATED RISKS

The Fund’s investment objective and principal investment strategies and risks are set forth in the Prospectus.  The following information supplements the information contained in the Prospectus.  In addition to the Fund’s principal investment strategies, the Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies.  Some of these strategies and practices, and their associated risks, are described below.  In addition to these strategies and practices, the Fund may invest in futures contracts, options on futures contracts, options, as well as swaps on securities in the Underlying Indexes.  The Fund may also hold cash and/or invest a portion of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

Limitations and restrictions on investments in securities that are discussed in the Prospectus or in this Statement of Additional Information whether or not expressed in terms of percentage limitations, are measured at the time of investment, unless specifically indicated otherwise.  Changes in market values, net assets, or other circumstances that cause a percentage limitation to be exceeded will not necessarily require that any security be sold.

BORROWING.  The Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of its total assets.  The Fund will pay interest on the borrowed money and may incur additional transaction costs and will be subject to the risk that the return realized from the investment of borrowed money will not exceed these interest and transaction costs.  With respect to borrowings, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the required 300% asset coverage should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings to raise cash and reduce the amount borrowed so as to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  In addition to these borrowings, the Fund may borrow from banks up to 5% of the Fund’s total assets for temporary or emergency purposes.  Borrowings of up to 5% for temporary and emergency purposes are not subject to the requirements to maintain continuous asset coverage of 300%.

COMMON STOCK.  The Fund will invest in common stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

The Fund may invest in common stock of issuers in the financial services industry.  The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry.  Sub-prime mortgage related losses and write downs among investment banks and similar institutions reached significant levels in 2008.  The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of large such institutions into either liquidation or combination, while drastically increasing the volatility of their stock prices.  In some cases, the U.S. government has acted to bail out select institutions, such as insurers, however the risks associated with investment in stocks of such issuers has nonetheless increased substantially.

Congress has recently passed legislation to provide the U.S. Department of the Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions.  There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.

DEBT SECURITIES.  The Fund may from time to time invest a portion of its assets in debt securities.  Debt securities are used by issuers to borrow money.  The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.  Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values.  Debt securities include corporate bonds, government securities, repurchase agreements, and U.S. agency mortgage pass-through securities.

Variable or floating rate debt securities provide for periodic adjustments in the interest rate paid on the security.  Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality.  Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

The Fund will invest only in debt obligations that are considered investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical organization such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, determined to be of comparable quality).

DEPOSITARY RECEIPTS.  The Fund may invest in American Depositary Receipts (“ADRs”).  ADRs are typically issued by a U.S. financial institution and the underlying securities are issued by a foreign issuer.  ADRs are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary” and that are listed on a national exchange or quoted in OTC markets in the U.S. but represent shares of issuers domiciled in another country.  ADRs may be sponsored or unsponsored.  ADRs traded in the OTC markets which do not have an active or substantial secondary market will be considered illiquid and will be subject to a Fund’s limitations on illiquid securities. ADRs will not necessarily be denominated in the same currency as their underlying securities.  Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets.  Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer.  Holders of unsponsored depositary receipts generally bear all the costs of the facility.  The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement.  With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees.  Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of the Fund’s investment policies,  investments in ADRs will be deemed to be investments in the underlying securities. Thus, an ADR representing ownership of common stock of an issuer will be treated as common stock of the issuer.  Investments in ADRs involve risks similar to director investments in the securities of foreign issuers.

FOREIGN SECURITIES.  The Fund may make foreign investments either directly by purchasing foreign securities, or indirectly by purchasing depositary receipts for foreign securities.  Foreign securities are issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments, and may trade in U.S. or foreign securities markets.  Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.  The value of the Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, potentially confiscatory taxation, political or social instability, war terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in the appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund’s investments.  Certain countries may also impose restrictions on the Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers.  Evidence of securities ownership may be uncertain in many foreign countries.  As a result, there is a risk that the Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.  Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers and settlement periods for foreign security trades are often longer than in the U.S., which may also affect liquidity.  In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.  The rights of investors (such as the Fund) in certain foreign countries may be more limited than shareholders of U.S. corporations and the Fund may have greater difficulty taking appropriate legal action in a foreign court rather than in a U.S. court.  Although the Advisor will endeavor to achieve most favorable execution costs for the Fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities.  In addition, it is expected that the expenses for custodian arrangements relating to the Fund’s foreign securities will be somewhat greater than the expenses relating to the Fund’s domestic securities.  Certain foreign governments levy withholding taxes against dividend and interested income from foreign securities.  Although in some countries a portion of these taxes is recoverable by the Fund, the non-recovered portion of foreign withholding taxes will reduce the income receive from the companies making up the Fund.

Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associates with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transaction, making it difficult to conduct such transactions.  Delays in registration, clearance or settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a into a contract to sell the security, could result in possible liability to the purchaser.

The value of the foreign securities held by the Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. In addition, the value of Fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments. To seek to minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with its investments in foreign securities. The Fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase. Currency exchange transactions may be considered borrowings. The Fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, the Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the Advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect the Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund’s shareholders. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

FUTURES CONTRACTS AND OPTIONS.  The Fund may enter into futures contracts, options and options on futures contracts.  These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are standardized and traded on a U.S. exchange.  The Fund will not use futures or options on futures for speculative purposes.

A futures contract is an agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price.  The commodity may consist of an asset, a reference rate, or an index.  Stock Index contracts, such as SPX, are based on the S&P 500 Index® and reflect the market value of the stocks in that index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity.  When entering into a futures contract, the Fund would be required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract if it is not terminated prior to its specified delivery date.  Brokers may establish deposit requirements which are higher than the exchange minimums.  Initial margin deposits are typically calculated as a percentage of the contract’s market value.

After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract value changes, or if the value of the securities placed in margin deposit with the broker changes, to the extent that margin deposit requirements are no longer satisfied, the Fund will be required to make payment of additional “variation margin.”  Conversely, contract value changes or changes in the value of margin securities may occur in such a way as to result in “excess margin,” which would typically be repaid to the Fund.  When investing in futures contracts, the Fund must satisfy certain asset segregation requirements to ensure that the use of futures is not leveraged.  When the Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit.  When the Fund takes a short position in a futures contract, the Fund must segregate liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established.  Asset segregation requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position.

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires.  The seller of an option is called an option writer.  The purchase price of an option is called the premium.  The potential loss to an option buyer is limited to the amount of the premium plus transaction costs.  This will be the case, for example, if the option is held and not exercised prior to its expiration date.  Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer.  If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium.  The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date.  A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option.  A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.  Generally, any profit realized by an option buyer represents a loss for the option writer.

The Fund may engage in futures contracts and options on futures contracts only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the SEC.  In this regard, the Fund has claimed an exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) and therefore is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as provided in the Fund’s Prospectus and this Statement of Additional Information.

The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets.  As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so.  In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market.  Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products.  However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time.  Thus, it may not be possible to close a futures or option position.  Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.  The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that XShares Advisors LLC (the “Advisor”) will incorrectly predict future market trends.  If the Advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Fund.  While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund could lose margin payments it has deposited with its futures broker, if, for example, the broker breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy.  In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker’s other customers, potentially resulting in losses to the Fund.

Options contracts - The Fund may purchase and write put and call options.  An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option.  The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option).  The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option.  Unlike exchange-traded options, which are standardized, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price.  A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price.  The purchase price of an option is called the “premium.”  The potential loss to an option buyer is limited to the amount of the premium plus transaction costs.  This will be the case if the option is held and not exercised prior to its expiration date.  Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices.  If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium.  The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date.  A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option.  A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position.  Generally, any profit realized by an option buyer represents a loss for the option writer.  The writing of an option will not be considered to constitute the issuance of a “senior security” by the Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund segregates liquid assets in a segregated account in sufficient amount to cover the transaction.

If a trading market in particular options were to become unavailable, investors in those options (such as the Fund) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time.  Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests.  Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

The Fund bears the risk that the Advisor will not accurately predict future market trends.  If the Advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Fund.  While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  Many options, in particular OTC options, are complex and often valued based on subjective factors.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

GOVERNMENT OBLIGATIONS.  The Fund may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration.

Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity.  However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent.  During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

INVESTMENTS IN OTHER INVESTMENT COMPANIES.  The Fund may invest in other investment companies.  As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its management and administration fees.

MONEY MARKET INSTRUMENTS.  The Fund may invest a portion of its assets in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC.  Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.

Investments by the Fund in commercial paper will consist of issues that are rated “A-2” or better by S&P or “Prime-2” or better by Moody’s.  In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund.

Commercial paper may include variable and floating rate instruments.  While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party.  The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements.  A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day).  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.  The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.  In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased.  In addition, the Advisor will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund.  The use of repurchase agreements involves certain risks.  One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date.  If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.  If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.  For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  Repurchase agreements are usually for short periods, seven days or less, but can be for longer periods.  The Fund will not enter into a repurchase agreement of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of the Fund’s net assets would be so invested.

RESTRICTED AND ILLIQUID SECURITIES.  The Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act.  An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund.  The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.  The Fund will not invest more than 15% of the value of its net assets in securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  The Fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

The Fund may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities.  These securities may involve a higher degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.  Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act.  Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established and approved by the Board of Directors of the Fund.  If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of the Fund.  As a result, the Fund holding these securities might not be able to sell these securities when the Advisor wishes to do so, or might have to sell them at less than fair value.

REVERSE REPURCHASE AGREEMENTS.  The Fund may invest in reverse repurchase agreements.  In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time.  The repurchase price will include an interest element.  A reverse repurchase agreement is considered to be a borrowing for purposes of the 1940 Act.  The Fund will typically invest the cash received from the reverse repurchase agreement and will also continue to receive any principal and interest payments on the security loaned to the reverse repurchase agreement counterparty during the term of the agreement.  Reverse repurchase agreements involve the risk that the Fund will not realize earnings from the investment of the cash proceeds obtained from the transaction in sufficient amount to offset the interest paid to the reverse repurchase agreement counterparty.  The Fund’s custodian bank will be required segregate liquid assets in a segregated account in sufficient amount to cover the Fund’s obligation to repurchase the securities under the contract.  The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

SECURITIES LENDING.  The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions).  The Fund receives collateral equal to at least 105% of the current market value of the loaned securities and that collateral is marked to market daily.  By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the collateral received.  The Fund will pay reasonable administration and custodial fees in connection with the loan of securities.  If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral.  These delays and costs could be greater for foreign securities.  If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market.  The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.  Cash received as collateral through loan transactions may be invested in other eligible securities.  Investing this cash subjects that investment to market appreciation or depreciation.  Loans of portfolio securities may not exceed 33 1/3% of the Fund’s total assets.

SHORT-TERM INSTRUMENTS.  The Fund may invest in short-term instruments, which include obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

Short-term instruments may also include U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks.  Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by the Fund are not insured by the FDIC or any other agency of the U.S. government.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.  Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements.  In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

SWAP AGREEMENTS.  A swap agreement is an agreement between two parties to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.  Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps.  Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment.  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.  Swap agreements allow for a wide variety of transactions.  For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.  The Fund is required to maintain liquid assets in a segregated account in an amount sufficient to cover its obligations under the swap agreement.

The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement.  For example, if the counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.  Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.  If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.  In addition, a swap transaction may be subject to the Fund’s limitation on investments in illiquid securities.  Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments.  Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. AGENCY MORTGAGE PASS-THROUGH SECURITIES.  The Fund may purchase U.S. Agency pass-through mortgage obligations that meet the Fund’s selection criteria and are investment grade or of comparable quality.  Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages.  These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”).

III.           FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations as fundamental limitations, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding shares.  For these purposes, a “majority of outstanding shares” means the vote of the lesser of:  (1) 67% or more of the outstanding shares of the Fund, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1.  Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.

2.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

3.  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except that the Fund will invest more than 25% of the value of its total assets in companies or group of companies in the energy efficiency sector.  This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

4.  Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.

5.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

6.  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

7.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.  Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets.

Compliance with the investment limitations set forth above is measured at the time the securities are purchased.  If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction, however, with respect to borrowings and illiquid securities, as described herein, changes in the percentages of such securities after the time of investment will be monitored and assessed to ensure the Fund’s compliance with said limitations.

IV.           MANAGEMENT

OFFICERS AND DIRECTORS

The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors (the “Board”).  The Directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below.  Each Director serves until his termination; retirement, resignation, or death; or as otherwise specified in the Company’s organizational documents.  The Board is currently comprised of 4 Directors, of whom 3 Directors are not “interested” persons of the Company or the Advisor, as defined under the 1940 Act (“Disinterested Directors”).  The Directors serve as the directors for each series of the Company’s underlying fund portfolios and may also serve as directors for other funds advised by the Advisor or for funds that have an investment advisor that is affiliated with the Advisor.  The mailing address of the Directors and officers is 420 Lexington Avenue, New York, New York 10170.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

Disinterested Directors:

Vincent J. Amabile Age 66	Director	Since 2009	Board Member of Gabelli Group Capital Partners, Inc.; Former Advisor at Gabelli Securities, Inc. until 2004.	1	Director of Gabelli Group Capital Partners, Inc.

Soma Coulibaly Age 48	Director	Since 2009	President and CEO of Cartridge World Greater Boston since June 2005; Former SVP Operations at Houghton Mifflin from 2002 to 2004.	1	Director of Epiphany School, Director of P. Career.

Theodore P. Netzky Age 66	Director	Since 2009	Chairman of Netcorp since 1985; Director and CEO of Facet Financial since 1985.	1	Director of Facet Financial.

Interested Director/ Officers*:

David W. Jaffin Age 54, 420 Lexington Avenue New York, New York 10170	[Director, Chairman, Chief Executive Officer and President]	Since 2009	Chief Operating Officer, XShares Group, Inc. since 2006; Chief Financial Officer, XShares Advisors LLC since 2006; Secretary and Treasurer, HealthShares™ Inc. since 2006; President, Technical Coatings Laboratory from 2000 to 2005.	1	None.

James McCluskey Age 52, 420 Lexington Avenue New York, New York 10170	[Chief Financial Officer, Secretary and Treasurer]	Since 2009	Chief Financial Officer, XShares Group, Inc.; SVP Finance & Controller, XShares Advisors	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
LLC since 2007; Interim CFO and VP Finance and Business Strategies, Lincoln Financial until 2006.

* Officers/Directors of the Company are “interested persons” as defined in the 1940 Act.

No officer, director or employee of the Advisor or any of its affiliates receives any compensation from the Company or the Fund for serving as an officer or Director of the Company or the Fund.  The Company pays each Disinterested Director an annual fee of [$30,000], plus [$3,000] per meeting attended ([$1,000] per meeting, if attended telephonically).  Each Disinterested Director will also receive [$1,000] per Audit Committee meeting attended.  The Chairman of the Company’s Audit Committee will not receive any additional compensation.  The Company reimburses each Director for their costs and expenses associated with their performance of their duties hereunder, including the cost and expenses associated with attendance of meetings of the Board.

Directors’ fees and expenses are borne by the Fund.  Assuming that four meetings of the Board and two meetings of the Audit Committee are held annually, it is estimated that the compensation to each Director for the fiscal year ended [          ], will be(1):

(1) The estimated compensation shown in this chart is for the period beginning on [          ], through [          ].  This compensation is estimated only, based on current compensation levels.  There is no assurance that this estimate is reliable and actual compensation may be higher or lower than that reflected above.

Name of Person, Position	Aggregate Compensation from Company			Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company and Fund Complex Paid to Directors

David W. Jaffin, Director, Chairman, Chief Executive Officer and President	—			—	—	—

Vincent J. Amabile	$	[44,000	]	—	—	$	[44,000	]

Soma Coulibaly	$	[44,000	]	—	—	$	[44,000	]

Theodore P. Netzky	$	[44,000	]	—	—	$	[44,000	]

Director Ownership of Fund Shares.  The following table shows the dollar range of fund shares beneficially owned by each Director as of [          ].  Since the Fund has not yet commenced operations, none of the Directors own any shares of the Fund.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN COMPLEX

David W. Jaffin	N/A	N/A

Vincent J. Amabile	N/A	N/A

Soma Coulibaly	N/A	N/A

Theodore P. Netzky	N/A	N/A

BOARD COMMITTEES

The Fund’s Board of Directors has established the following committees:

Audit Committee.  The Board has an Audit Committee that meets at least twice annually to select, oversee and set the compensation of the Company’s independent registered public accounting firm (the “Accountants”).  The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the Accountants for the Company and for pre-approving certain non-audit services performed by the Accountants for the Advisor and Sub-Advisor and certain of their control persons.  The Audit Committee is comprised of all of the

Company’s Disinterested Directors.  The Audit Committee also meets with the Accountants to review the Fund’s financial statements and to report on its findings to the Board, and to provide the Accountants the opportunity to report on various other matters.  The Audit Committee also acts as the Company’s qualified legal compliance committee.

Nominating Committee.  The Board has a Nominating Committee to whose discretion the selection and nomination of directors who are not “interested persons,” as defined in the 1940 Act, of the Funds is committed.  The Nominating Committee is comprised of all of the Company’s Disinterested Directors.  This committee will consider any candidate for Director recommended by a current shareholder if the Committee is required by law to do so.

INVESTMENT ADVISOR AND SUB-ADVISOR

XShares Advisors LLC (the “Advisor”) serves as the investment advisor to the Fund with overall responsibility for the general management and administration of the Fund, subject to the supervision of the Company’s Board of Directors.  The Advisor is also responsible for employing any sampling strategy for the Fund.  The Advisor is located at 420 Lexington Avenue, New York, NY 10170.  The Advisor’s parent company is XShares Group, Inc. (“XShares Group”).  XShares Group is an early stage financial services company specializing in the development of innovative financial products and investment strategies.  Esposito Partners, LLC (the “Sub-Advisor” or “Esposito”), a Delaware limited liability company, acts as investment sub-advisor to the Fund.  The Sub-Advisor is located at 300 Crescent Court, Suite 650, Dallas, Texas 75201.  As of December 31, 2008, Esposito managed approximately $30 million in assets.  Pursuant to a Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor will be responsible for the day-to-day management of the Fund, subject to the supervision of the Advisor and the Fund’s Board of Directors.  In this regard, the Sub-Advisor will be responsible for implementing the replication strategy for the Fund with regard to its Underlying Index and for general administration, compliance and management services as may be agreed between Advisor and Sub-Advisor from time to time.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

The Advisor serves as the investment advisor to the Fund pursuant to an Investment Advisory Agreement with the Company (the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Advisor is responsible, subject to the supervision of the Company’s Board for the day-to-day management of the Fund in accordance with the Fund’s investment objectives, policies and strategies.  The Advisor also administers the Company’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve without compensation as officers, Directors or employees of the Company.  Pursuant to the Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors for the performance of any of the services to be provided by the Advisor under the Advisory Agreement.  Under the Advisory Agreement, the Advisor is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

For the services it provides to the Fund, the Advisor receives a unified management fee equal to an annual rate of [  ] % of the Fund’s average daily net assets.  The fee is accrued daily and paid monthly.  Out of the management fee, the Advisor pays, or arranges for the payment of, all fees and expenses of the Sub-Advisor, the Transfer Agent, the Administrator and Accounting Agent and the Custodian.  The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Company, fees and expenses of the Disinterested Directors (including legal counsel fees), certain out-of-pocket expenses of the Advisor or Sub-Advisor, including, but not limited to cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc., fees and expenses of the Chief Compliance Officer and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates, including those relating to the development and distribution of its Prospectus and shareholder reports, and extraordinary expenses.

The Advisor at its discretion may waive its right to any portion of the advisory fee and may use any portion of this fee for purposes of shareholder and administrative services and for distribution of the Fund’s shares.  See “Distributor And Rule 12b-1 Plan” below.  There can be no assurance that such fees will be waived in the future.

In accordance with the terms of the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor, out if its own resources, a fee at the annual rate of [  ] of 1% of the Fund’s average daily net assets for the first [$  ] [billion] in assets and [  ] of 1% of each Fund’s average daily net assets in excess of [$  ] [billion].

The Advisor pays all fees and expenses of the Transfer Agent, Administrator and Accounting Agent and Custodian, incurred by the Fund.  The Advisor has contractually agreed to reduce its fees and/or pay Fund operating expenses (excluding any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the Fund’s Net Annual Operating Expenses for shares of the Fund to [  ]% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least [  ] [  ], [2010].  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Advisory Agreement and Sub-Advisory Agreement between the Advisor and the Sub-Advisor, with respect to the Fund, were initially approved by the Board on [  ] [  ], [2009].  The Advisory Agreement and Sub-Advisory Agreement, with respect to the Fund, continue in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance.  The Advisory Agreement and Sub-Advisory Agreement are each terminable without penalty by the Company on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Advisor or the Sub-Advisor on 60 days written notice, and will automatically terminate in the event of its assignment.  Each of the Advisory Agreement and Sub-Advisory Agreement provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor or the Sub-Advisor, or of reckless disregard by each of them of their obligations thereunder, the Advisor and the Sub-Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

PORTFOLIO MANAGERS

Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”).

Investment decisions for the Fund are made by a team of Portfolio Managers and operations specialists.  The four members of the team with the responsibility for the day-to-day management of the Fund’s portfolio are William D. Martin, Wade A. Rogers, Marcus Talbert and Benjamin Deweese.

Management of Other Accounts. Each of the portfolios or accounts managed by Esposito’s Portfolio Managers are index funds which therefore seek to track the rate of return, risk profile and other characteristics of an index by either replicating the same combination of securities that compose that index or through a representative sampling of the securities that compose that benchmark based on objective criteria and data.  The Portfolio Managers are required to manage each portfolio or account to meet those objectives.  Esposito’s Portfolio Managers manage these other accounts as a team.  As of December 31, 2008, the team managed one (1) other registered investment company with approximately $30 million in assets.  None of the Portfolio Managers managed any other registered investment companies, pooled investment vehicles, or other accounts, either individually or as a team.

Portfolio Manager Compensation. The Sub-Advisor’s Portfolio Managers’ fixed compensation is generally determined by employee performance.  No compensation is directly related to the performance of the underlying assets and no stock options are granted.  Any discretionary compensation paid to the Portfolio Managers is based on the determination of management to pay such compensation.

Potential Conflicts of Interest. The Portfolio Managers for the Fund manage multiple portfolios for other client accounts.  Although the Fund and these other portfolios may have different investment strategies, each has the objective to replicate its respective underlying index.  The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  A Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio.  Esposito, however, does not believe that management of the Fund and the management of these other portfolios presents (i) a material conflict between the investment strategy of the Fund and the investment strategy of the other portfolios, or (ii) a material conflict in the allocation of investment opportunities between the Fund and the other portfolios managed by the Portfolio Managers.

Ownership of Fund Securities. None of the Portfolio Managers beneficially own any shares of the Fund.

DISTRIBUTOR AND RULE 12b-1 PLAN

ALPS Distributors, Inc., a Colorado corporation with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado, serves as the distributor of Creation Units for the Fund on an agency basis (the “Distributor”).  The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes the shares of the Funds.  Shares are continuously offered for sale by the Distributor only in Creation Unit Aggregations.  Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor.

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund.  The Distributor will deliver Prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of orders placed with it.  The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund shares.  Such Soliciting Dealers may also be Participating Organizations (as discussed in “Procedures for Creation of Creation Unit Aggregations” below) or DTC participants (as defined below).

The Distribution Agreement was initially approved by the Board on [  ] [  ], 2009.  The Distribution Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance.  The Distribution Agreement is terminable without penalty by the Company on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment.  The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or of reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Rule 12b-1 Plan.  The Company’s Board of Directors has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act with respect to the Fund (the “Plan”).  Under the Plan, the Fund may reimburse the Distributor up to a maximum rate of [  ]% per annum of the Fund’s average daily net assets (the “Shareholder Servicing Fee”) for providing or arranging for other to provide shareholder services and for the maintenance of shareholder accounts.  The fee is accrued daily and paid monthly.  [The Board of Directors has determined that no payments will be made by the Funds under the Plan during the first twelve months of the Fund’s operation.]

The Plan also provides that the Advisor or the Distributor may make payments from time to time from their own resources, which may include the advisory fees, distribution fees and past profits for the following purposes: (i) to pay the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund’s shares.  Such payments will not increase the amount which the Fund is required to pay to the Advisor or the Distributor for any fiscal year under the Investment Advisory Agreement or Distribution Agreement in effect for that year.

In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund’s Board of Directors.  In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Fund’s shareholders or by the Board of Directors, including a majority of Disinterested Directors.  The Plan was initially approved by the Board of Directors on [  ] [  ], 2009, and will remain in effect until [  ] [  ], 2009.  The Plan further provides that it may not be amended to increase materially the amounts which may be spent by the Fund pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Board of Directors, in the manner described in the preceding sentence.  The Plan may be terminated at any time by a vote of a majority of the Disinterested Directors or the Fund’s shareholders.

ADMINISTRATOR AND ACCOUNTING AGENT

The Bank of New York Mellon (“BNYM”) serves as Administrator and accounting agent for the Fund.  Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as Administrator and Accounting Agent for the Fund pursuant to an Administration and Accounting Agreement.  Under the Administration and Accounting Agreement, BNYM is obligated on a continuous basis, to provide certain administration, valuation, accounting and computational services necessary for the proper administration of the

Company and the Fund.  As Fund Accountant, BNYM holds the Fund’s assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses.  Pursuant to the Administration and Accounting Agreement, the Company has agreed to indemnify BNYM for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT

BNYM, 101 Barclay Street, New York, New York 10286 also serves as Custodian for the Fund pursuant to a Custodian Agreement.  BNYM also serves as Transfer Agent of the Fund pursuant to a Transfer Agency Agreement.  BNYM may be reimbursed by the Fund for its out-of-pocket expenses.

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING COMPANY

[Eisner LLP] serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm audits the Fund’s annual financial statements and provides other related services.

V.            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [  ] [  ], 2009, the officers and Directors, as a group, owned beneficially less than 1% of the shares of any of the Funds.

As of [  ] [  ], 2009, no shareholder owned of record, 5% or more of the outstanding shares of a Fund.

VI.           CODE OF ETHICS

The Company, the Advisor, the Sub-Advisor and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes, of the Fund in securities that may be purchased or held by the Fund to ensure that such investments do not disadvantage the Fund.  The codes of ethics for the Company, the Advisor, the Sub-Advisor and the Distributor are filed as exhibits to the Fund’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

VII.         PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility to vote proxies for securities held in the Fund’s portfolios to [Esposito], subject to the Advisor’s and Board’s oversight.  [Esposito’s] proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change.  The Fund’s voting record relating to portfolio securities for the 12-month period ended June 30, 2010, may be obtained on the Fund’s website at [www.    .com] and on the SEC’s website at http://www.sec.gov.

VIII.        PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Company’s Board of Directors has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities.  The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites.  In addition, a basket composition file, which includes the security names and share quantities required to be delivered in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of NYSE Arca via the National Securities Clearing Corporation (“NSCC”).  The basket represents one Creation Unit of the Fund.

IX.           PORTFOLIO TRANSACTIONS

The policy of the Company regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining “best execution” of transaction at commission rates that are reasonable in relation to the value of brokerage services obtained.  Consistent with this policy, when securities transactions are effected on a stock exchange, the Company’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor and Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage services received from the broker effecting the transaction.  Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable.

The Advisor and Sub-Advisor owe a fiduciary duty to their clients to obtain best execution on trades effected.  “Best execution” does not necessarily mean that only brokers offering the lowest available commission rate will be selected to execute transactions.  In determining “best execution,” the full range of brokerage services applicable to a particular transaction may be considered, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur.  The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select form among multiple broker/dealers.  The Advisor and Sub-Advisor will also use ECNs when appropriate.

The Advisor and Sub-Advisor do not presently participate in any soft dollar arrangements.  They may, however, aggregate trades with clients of the Sub-Advisor, whose commission dollars are used to generate soft dollar credits.  Although the Company’s commissions are not used for soft dollars, the Company may benefit from the soft dollar products/services received by the Sub-Advisor.

The Advisor and Sub-Advisor assume general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities.  If purchases or sales of portfolio securities of the Company and one or more other clients of the Advisor or Sub-Advisor are considered at or about the same time, transactions in such securities are allocated among the several clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisor and Sub-Advisor.  In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned.  However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company.

Portfolio turnover may vary from year to year, as well as within a year.  High turnover rates are likely to result in comparatively greater brokerage expenses.  The portfolio turnover rate for the Fund may exceed 100%.  The overall reasonableness of brokerage commissions is evaluated by the Advisor and Sub-Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

X.            SHARE PRICE

NET ASSET VALUE

The Fund’s share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time.  NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

XI.           INFORMATION ABOUT ENERGY SHARES

The Fund offers and issues an exchange-traded class of shares called Energy Shares.  The Fund issues and redeems Energy Shares in large lots, known as “Creation Units.”  To purchase or redeem a Creation Unit, you must be a Participating Organization or you must do so through a broker that is a Participating Organization.  A Participating Organization is either a member of the Continuous Net Settlement System of the NSCC or a participant in the Depository Trust Company (“DTC”) that has executed a Participant Agreement with the Fund’s Distributor.

The Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of the Fund’s Underlying Index (Deposit Securities).  The Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund’s portfolio holdings (Redemption Securities).  The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same.  As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below.  The Fund reserves the right to issue Creation Units entirely for cash, rather than in kind, although it has no current intention of doing so.

ADDITIONAL INFORMATION ABOUT THE UNDERLYING INDEX AND THE INDEX ADMINISTRATOR

Based on its own proprietary intellectual model, CRB Research, LLC (“CRB Research”) has established specific criteria for determining which securities will be eligible for inclusion in the Underlying Index (the “Index Methodology”).  The Underlying Index will be administered by CRB Research, which also serves as Index Administrator.  As Index Administrator, CRB Research will employ the Index Methodology to determine the composition of the Underlying Index.  Mergent, Inc. acts as “index calculation agent” in connection with the calculation and dissemination of the Underlying Index.  The Underlying Index is compiled, maintained and calculated without regard to the Advisor, Sub-Advisor, or Distributor.  The Index Administrator has no obligation to take the specific needs of the Advisor, Sub-Advisor or Distributor into account in the determination and calculation of the Underlying Index.

It is expected that the Underlying Index will be available through major market data vendors as a result of dissemination to the Consolidated Tape Association by CRB Research. CRB Research is not affiliated with, or a promoter of, the Company, the Fund, the Advisor, the Sub-Advisor or the Distributor.  The Fund is entitled to use the Underlying Index pursuant to a licensing agreement between CRB Research and the Advisor and a sub-licensing agreement between the Advisor and the Fund.  There is no charge to the Fund in connection with these licensing agreements.

EXCHANGE LISTING AND TRADING

The Fund’s Energy Shares have been approved for listing on NYSE Arca and will trade on NYSE Arca at market prices that may differ from net asset value.  The only relationship that NYSE Arca has with the Advisor, the Sub-Advisor, the Distributor or the Company in connection with the Fund is that NYSE Arca lists the Energy Shares pursuant to its listing agreement with the Company.  NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Fund.

There can be no assurance that, in the future, the Fund’s Energy Shares will continue to meet all of NYSE Arca’s listing requirements.  NYSE Arca may, but is not required to, delist the Fund’s Energy Shares if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s Energy Shares for 30 or more consecutive trading days; (2) the value of the Underlying Index is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable.  NYSE Arca will also delist the Fund’s Energy Shares upon termination of the Fund’s Energy Shares class.

As with any stock traded on an exchange, purchases and sales of the Fund’s Energy Shares will be subject to usual and customary brokerage commissions.  The Company reserves the right to adjust the price levels of the Energy Shares (but not their value) in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, and would have no effect on the net assets of the Fund.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the Energy Shares.  Energy Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.  Except in limited circumstances set forth below, certificates will not be issued for Energy Shares.  DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the American Stock Exchange (“AMEX”) and the Financial Industry Regulatory Authority (“FINRA”).  Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Energy Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Energy Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Energy Shares.

The Fund recognizes DTC or its nominee as the record owner of all Energy Shares for all purposes.  Beneficial Owners of Energy Shares are not entitled to have Energy Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates.  Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Energy Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows.  DTC will make available to the Company upon request and for a fee a listing of the Energy Shares of the Fund held by each DTC Participant.  The Company shall obtain from each such DTC Participant the number of Beneficial Owners holding Energy Shares, directly or indirectly, through such DTC Participant.  The Company shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee as the registered holder of all Energy Shares.  DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Energy Shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of Energy Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Energy Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Energy Shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Energy Shares, unless the Company makes other arrangements with respect thereto satisfactory to NYSE Arca (or such other exchange on which Energy Shares may be listed).

PURCHASE AND ISSUANCE OF ENERGY SHARES IN CREATION UNITS

The Fund issues and sells Energy Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day, of an order in proper form.  The Fund will not issue fractional Creation Units.  A Business Day is any day on which NYSE Arca is open for business.

FUND DEPOSIT

The consideration for purchase of a Creation Unit from the Fund generally consists of the in kind deposit of a designated portfolio of equity securities and ADRs based on equity securities of international companies (the “Deposit Securities”) per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index, an amount of cash (the “Cash Component”) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below).  Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

The Balancing Amount is an amount equal to the difference between the net asset value (“NAV”) of a Creation Unit and the market value of the Deposit Securities (the “Deposit Amount”). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase.  If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash.  If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).

The Company, through the NSCC (discussed below), makes available on each Business Day, immediately prior to the opening of the regular trading session on NYSE Arca (currently 9:30 a.m., Eastern Time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for the Fund (based on information at the end of the previous Business Day).  The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit composition is made available.  The Fund reserves the right to accept a nonconforming Fund Deposit.

The identity and number of shares of the Deposit Securities required for the Fund Deposit may change to reflect rebalancing adjustments and corporate actions by the Fund, or in response to adjustments to the weighting or composition of the component stocks of the Underlying Index.  In addition, the Company reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by a Participating Organization (as defined below) or the investor for which a Participating Organization is acting.  Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund.  However, the Advisor, subject to the approval of the Board of Directors, may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.

In addition to the list of names and numbers of securities constituting the current Deposit Securities, the Company, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.  All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

PROCEDURES FOR CREATION OF CREATION UNITS

To be eligible to place orders with the Distributor and to purchase Creation Units from the Fund, you must be (i) a Participating Organization, i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and in each case, must have executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the Participant Agreement).  A Participating Organization and DTC Participant are collectively referred to as an “Authorized Participant.”  Investors should contact the Distributor for the names of Authorized Participants that have signed a Participation Agreement.  All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form.  In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date.  A custom order may be placed by an Authorized Participant in the event that the Company permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason.  The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.”  Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections).  Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant.  In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required.  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement.  In such cases there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.  Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.  Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC.  Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement.  The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order.  Pursuant to such trade instructions to NSCC, the

Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Company, together with such additional information as may be required by the Distributor.  An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor.  A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC.  The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Company, whose determination shall be final and binding.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date.  An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.  However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled.  Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component.  The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units.  (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities.  To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Company may use the cash on deposit to purchase the missing Deposit Securities.  Authorized Participants will be liable to the Company and Fund for the costs incurred by the Company in connection with any such purchases.  These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases.  The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company.  In addition, a transaction fee, as listed below, will be charged in all cases.  The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations.  The Company reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Company or the Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Company, the Custodian, the Distributor and the Advisor make it, for all practical purposes, impossible to process creation orders.  Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Company, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.  The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person.  The Company, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

Creation Transaction Fee.  To compensate the Company for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee, payable to the Company regardless of the number of creations made each day, A minimum Creation Unit transaction fee is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired.  The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC.  There is no maximum transaction fee level.  An additional Creation Unit charge may be imposed for cash creations (to offset the Company’s brokerage and other transaction costs associates with using cash to purchase the requisite Deposit Securities).  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.

The level of the Creation/Redemption transaction fee is described in the Prospectus.

Redemption of Fund Shares in Creation Units Aggregations.  Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day.  The Fund will not redeem Shares in amounts less than Creation Unit Aggregations.  Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Company.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation.  Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of the regular trading session on NYSE Arca (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day.  Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities, as announced on the Business Day of the request for redemption received in proper form, plus or minus cash in an amount equal to any remaining difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below.  In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund.  An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed.  Investors will also bear the costs of transferring the Fund Securities from the Company to their account or on their order.  Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.  The redemption transaction fees for the Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement.  An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined.  An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Company after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day.  The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement.  A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC.  An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any, owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Company has deemed an order for redemption outside the Clearing Process received, the Company will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Company.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Company.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).  The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.  Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

XII.         CAPITAL STOCK AND OTHER SECURITIES

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund or share class.  The Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class.  Unless terminated by reorganization or liquidation, the Fund and share class will continue indefinitely.

The Company is organized as a corporation under Maryland law.  A shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts.

The authorized capital stock of the Company consists of [  ] shares of stock, [$.0001] par value per share.  The Company’s Board of Directors is authorized to divide the shares into separate series of stock, one for each of the Company’s series of underlying fund portfolios that may be created.  The series (Fund) set forth herein have been established by the Board of Directors under the Charter of the Company.  Each series represents a separate pool of assets of the Company’s shares and has different objectives and investment policies.  Except as noted below, each share when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share.  Generally, all shares will vote in the aggregate as a single class except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class.  Shares of all series shall have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series.  There are no conversion or preemptive rights in connection with any shares of the Fund.  The Fund has no sinking fund provisions.  All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.  The Fund’s redemption provisions are described in its current Prospectus and elsewhere in this Statement of Additional Information.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Directors can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.  The Company’s Charter and Bylaws provide the holders of one-third of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

As a general matter, the Company will not hold annual or other meetings of the Fund’s shareholders.  This is because the Bylaws of the Company provide for annual meetings only as required by the 1940 Act.  Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable.

Each Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.

XIII.        DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “FUND DISTRIBUTIONS.”

General Policies.  Dividends from net investment income, if any, are declared and paid at least annually by the Fund.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Company.

The Company makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Company, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code.  Management of the Company reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.  Brokers may make available to their customers who own Fund shares the DTC book-entry dividend reinvestment service.  If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional Fund shares of the Fund.  Without this service, investors would receive their distributions in cash.  In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service.  To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.  Brokers may require Fund shareholders to adhere to specific procedures and timetables.  If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

XIV.        TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, the Fund is treated as a separate corporate entity and has elected and intends to qualify each year as a regulated investment company under Subchapter M of the Code.  Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements.  If, for any reason, the Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders.  In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction available in some circumstances to corporate shareholders.  Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any, and any undistributed and untaxed amounts from prior years.  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain.  Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.  The types of transactions covered by the special rules include the following:  (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market.  The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules.  However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply.  With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss.  A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.  The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code.  Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

The Fund will be required in certain cases to withhold “backup withholding” at the rate of 28% under current law on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.”  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

If the Fund holds more than 50% of their assets in foreign stock and securities at the close of their taxable year, the Fund may elect to “pass through” to the Fund’s shareholders foreign income taxes paid.  If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them and thus includable in their gross income for federal income tax purposes.  Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations.  Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction.  No deduction will be permitted to individuals in computing their alternative minimum tax liability.  If the Fund does not qualify or elect to pass through to the Fund’s shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.  Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

XV.         LICENSE GRANT

The Fund is not sponsored, endorsed, sold or promoted by CRB, the licensor.  CRB makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance.  CRB’s only relationship to the Advisor, the licensee, and the Fund, the sub-licensee from the Advisor, is the licensing of the Underlying Index which is determined, composed and calculated by CRB without regard to the Advisor or the Fund.  CRB has no obligation to take the needs of the Advisor or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index.  CRB is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.  CRB has no obligation or liability in connection with the administration, marketing or trading of the Fund.

CRB RESEARCH DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.  CRB RESEARCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED PURSUANT TO THE APPLICABLE LICENSE AGREEMENT OR FOR ANY OTHER USE.  CRB RESEARCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CRB RESEARCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

XVI.        FINANCIAL STATEMENTS

The Fund’s statements of assets and liabilities and the report thereon of [Eisner LLP], an independent registered public accounting firm, also appearing therein, is included as part of this Statement of Additional Information.  For a more complete discussion of the Fund’s performance, following commencement of operations, please see the Fund’s annual and semi-annual reports to shareholders, which may be obtained without charge.

X EXCHANGE-TRADED FUNDS, INC. (THE “REGISTRANT”)

PART C – OTHER INFORMATION

Item 23.                            Exhibits.

(a)                                  Articles of Incorporation(1).

(b)                                 By-laws(1).

(c)                                  Instruments Defining Rights of Security Holders.*

(d)                                 Investment Advisory Contracts.*

(e)                                  Underwriting Contracts.*

(f)                                    Not applicable.

(g)                                 Custodian Agreements.*

(h)                                 Other Material Contracts.*

(i)                                     Legal Opinion.*

(j)                                     Other Opinions (filed herewith).

(k)                                  Not applicable.

(l)                                     Initial Capital Agreements.*

(m)                               Rule 12b-1 Plan.*

(n)                                 Not applicable.

(o)                                 Reserved.

(p)                                 Codes of Ethics.*

(q)                                 Power of Attorney.*

Item 24.                            Persons controlled by or Under Common Control with the Fund.

The Registrant may be deemed to be under common control with TDX Independence Funds, Inc., a corporation organized under the general laws of the State of Maryland.

Item 25.                            Indemnification.

Reference is made to the provisions of Article Tenth of the Registrant’s Articles of Incorporation filed as an exhibit to this Registration Statement (as noted in Item 23 above) and Article XII of Registrant’s By-laws filed as an exhibit to this Registration Statement (as noted in Item 23 above).

Item 26.                            Business and Other Connections of Investment Adviser.

Reference is made to the sections entitled “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information for information regarding the business of the Advisor and Sub-Advisor.

(1)	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on October 3, 2008.

*	To be filed by Amendment.

For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Advisor, reference is made to the Advisor’s current Form ADV (File No. 141392), pursuant to the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 27.                            Principal Underwriters.

(a)                    [To be completed by Amendment.]

(b)                    Provide the information required by the following table for each director, officer or partner of each principal underwriter named in the response to Item 20:

	Positions and Offices	Positions and Offices
Name	with the Distributor	with the Registrant

[To be completed by Amendment.]

(c)                                  Not applicable.

Item 28.                            Location of Accounts and Records.

(a)                   The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, “Records”) at its offices at 420 Lexington Avenue, New York, New York 10170.

(b)                   XShares Advisors LLC maintains all Records relating to its services as investment adviser to the Registrant at 420 Lexington Avenue, New York, New York 10170.

[To be completed by Amendment.]

Item 29.                            Management Services.

There are no management related service contracts not discussed in Part A or Part B.

Item 30.                            Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of January, 2009.

X EXCHANGE-TRADED FUNDS, INC.

By:	/s/ David W. Jaffin
David W. Jaffin
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities stated and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ David W. Jaffin	President and Director
January 29, 2009
David W. Jaffin

/s/ James J. McCluskey	Secretary and Treasurer
January 29, 2009
James J. McCluskey

EXHIBIT INDEX

Exhibit	Caption

(j)	Consent of Paul, Hastings, Janofsky & Walker LLP